Common Stock Warrants	12 Months Ended
Dec. 31, 2011
Common Stock Warrants

13. COMMON STOCK WARRANTS

The Company has issued warrants to purchase common stock to various members of the Board of Directors, third-parties for services, and lenders. Total warrants to purchase common stock issued and outstanding were 82,715 and 87,420 at December 31, 2011 and 2010, respectively, at exercise prices ranging from $1.70 to $11.00 per share. The warrants are exercisable for a period of seven to ten years from the issuance date.

Warrants to purchase 39,773 of the Company’s common stock were granted during the year ended December 31, 2010 in connection the issuance of the term and revolving loan agreement (Note 9).